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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 27, 2000 relating to the financial statements of Planet Polymer Technologies, Inc., which appears in this Registration Statement.

PricewaterhouseCoopers LLP

San Diego, California
September 21, 2000